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                                                                 EXHIBIT 10.1


                        THE KENT MANUFACTURING COMPANY

ORDER NO. 3283         P.O. BOX 67 -- PHONE 803-878-6367      SALESMAN 60-5895
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                               FAX 803-878-2723
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                              PICKENS, S.C. 29671


     SOLD TO                                           DATE March 4, 1999
                                                            -------------
               Novita Yarns Ltd.                       TERMS 1.5% 30, Net 60
               Div. of St. John Knits                  CUSTOMER P.O. M009486
               17422 Derian Avenue                     CONTRACT NO. 3283
               Irvine, CA 92713

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                                                                                ______________________________________________
QUANTITY            COUNT          GRADE          DESCRIPTION         PRICE
                                                                                ______________________________________________
  1,000,000 lbs     1/21      Type A 64 Australian Wool Natural yarn
                              on cones                                 $6.89/lb ______________________________________________

                                                  FOB Pickens, SC               ______________________________________________

                                                                                ______________________________________________

               1/19 - 10.9 TPI - $6.77/lb                                       ______________________________________________
               1/19 -  8.0 TPI - $6.67/lb
               1/30 - 14.7 TPI - $7.43/lb                                       ______________________________________________
               1/36 - $7.79/lb
                                                                                ______________________________________________
                                   Ship to:  above
                                             via Cranston                       ______________________________________________

                                                                                ______________________________________________
SHIPPING INSTRUCTIONS              Delivery: As called for by Novita
                                                                                ______________________________________________

     The terms of this contract shall be at terms noted above from date of      ______________________________________________
invoice. No redating.
                                                                                ______________________________________________
     On specifications for stub or package dyed yarns of less than 1,000lbs. to
a color the seller shall charge small lot premium.                              ______________________________________________

     This order will become a contract only when confirmed in writing by the    ______________________________________________
seller and buyer or, in any event, when buyer accepts whole or partial delivery.
The contract shall be deemed dated as of the date of such confirmation or       ______________________________________________
acceptance.
                                                                                ______________________________________________
     The undersigned buyer hereby orders the above goods upon the terms as stated, including the terms and conditions printed on the back of this contract ______________________________________________
and owning a part hereof.
                                                                                ______________________________________________
     Please sign in duplicate and return both copies to The Kent Manufacturing
Company.                                                                        ______________________________________________

Accepted by purchaser:                           Acknowledged by seller:        ______________________________________________

                                                                                ______________________________________________

________________________________________         The Kent Manufacturing Company ______________________________________________

________________________________________                                        ______________________________________________

PER ____________________________________          PER _________________________ ______________________________________________

                                                                                ______________________________________________

                                                                                ______________________________________________
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